SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549

                    ---------------------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 15, 1996
                                                           -------------

                        GLENBOROUGH REALTY TRUST INCORPORATED
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)


              Maryland                  0-14162               94-3211970
            ----------------          ----------             -------------
           (State or other            (Commission           (IRS Employer
          jurisdiction of             File Number)            I.D. Number)
           incorporation)


          400 South El Camino Real, Ste. 1100, San Mateo, California 94402
          -----------------------------------------------------------------
                       (Address of principal executive offices)

          Registrant's Telephone number, including area code:(415) 343-9300
                                                               -------------

                                         N/A
             --------------------------------------------------------------
              (Former name or former address, if changes since last report)



                      This form 8-K contains a total of 8 pages.

          Item 2.  Acquisition or Disposition of Asset

          On July 15, 1996, the Company's Operating Partnership acquired a 23-story, 272,443 square foot office building known as University Club Tower (the "UCT Property"), for total consideration valued at $18,600,000, which comprised (i) assumption of debt in the amount of $18,250,000, which was paid off with proceeds of the Company's new line of credit from Wells Fargo Bank, N.A. (discussed below), and (ii) 23,333 new limited partnership units ("Units") issued by the Operating Partnership having an initial redemption value of $350,000 (based on a $15 per Unit value). The transaction was structured as a contribution of partnership interests in University Club Tower Associates to the Operating Partnership, by Robert Batinovich (Chairman, President and Chief Executive Officer of the Company) and by GPA, Ltd., a partnership in which certain executive officers of the Company hold a substantial indirect interest, in exchange for the Units.

          Item 5.  Other Events

          The Company has entered into two new financing agreements with Wells Fargo Bank, N.A. ("Wells Fargo"). The first financing agreement (the "Facility") is a $50,000,000 secured revolving line of credit to replace an existing $10,000,000 line of credit. The Facility is secured by first mortgages on selected properties with full recourse to the Company and availability is limited to the borrowing base provided by these properties. The Facility has a term of two years, subject to annual extensions. At the Company's option, the Facility will bear interest at LIBOR plus 2.375% or at a base rate. The base rate is based upon the higher of Wells Fargo's prime rate plus 0.5% or the Federal Funds Rate plus 1.0%. The second financing arrangement (the "Term Loan") is a two-year term loan in the amount of $6,100,000 that bears interest at the same rate as the Facility and will be secured by first mortgage liens on 10 "QuikTrip" facilities owned by the Company. The combined proceeds of the fundings under the Facility and the Term Loan loans were $28,400,000, of which the Company applied $18,300,000 million to the acquisition of the UCT Property, $9,200,000 to the repayment of the outstanding amount under the existing line of credit, and the balance to loan fees and closing costs. Initial funding under the Facility and full disbursement of the Term Loan occurred on July 15, 1996.

                        GLENBOROUGH REALTY TRUST INCORPORATED

          Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (b)  FINANCIAL STATEMENTS

                    At this time it is impracticable for the Company to provide the Pro Forma Financial Statements required by this item. The required Pro Forma Financial Statements will be filed with the Securities and Exchange Commission by an amendment to this Form 8-K not later than 45 days after the date on which this Current Report on Form 8-K is filed herewith.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANT         4

                    Statement of Revenues and certain expenses
                    of University Club Tower for the three months ended March 31, 1996 and for the years ended December 31, 1995, 1994 and 1993, and notes
                    thereto                                         5

               (c)  EXHIBITS

                    Purchase agreement and escrow statements related to the purchase of University
                    Club Tower (*)

                    Financing agreements with Wells Fargo Bank related to the $50,000,000 secured revolving line of credit and the $6,120,000 2-year secured term loan (*)


          (*) To be filed with amendment to this Form 8-K not later than 45 days after the date on which this Current Report on Form 8-K is filed herewith.

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


          To Glenborough Realty Trust Incorporated:

          We have audited the accompanying statements of revenues and certain expenses of University Club Tower, as defined in Note 1, for the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the management of the company. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the revenues and expenses of University Club Tower.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of University Club Tower for the years ended December 31, 1995, 1994 and 1993, in conformity with generally accepted accounting principles.


          ARTHUR ANDERSEN LLP
            San Francisco, California
              July 9, 1996

                        GLENBOROUGH REALTY TRUST INCORPORATED

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                                UNIVERSITY CLUB TOWER
                For The Three Months Ended March 31, 1996 (Unaudited)
                 And The Years Ended December 31, 1995, 1994 and 1993
                                    (in thousands)


                                                          Year Ended
                                  Three Months           December 31,
                                Ended March 31,     ----------------------
                                    1996           1995      1994     1993
                                ------------       ----      ----     ----
                                 (Unaudited)

          REVENUES                    $ 1,092   $ 4,239   $ 4,073  $ 4,024

          CERTAIN EXPENSES:
               Operating                358       1,579     1,474    1,435
               Real estate
                taxes                   130         463       475      453
                                      ------     ------    ------   ------
                                        488       2,042     1,949    1,888
                                      ------     ------    ------   ------

          RENTAL REVENUES IN
           EXCESS OF CERTAIN
           EXPENSES                   $   604   $ 2,197   $ 2,124  $ 2,136
                                      ======     ======    ======   ======
























           The accompanying notes are an integral part of these statements.

                        GLENBOROUGH REALTY TRUST INCORPORATED

              NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                                UNIVERSITY CLUB TOWER
                For The Three Months Ended March 31, 1996 (Unaudited)
                 And The Years Ended December 31, 1995, 1994 and 1993
                                    (in thousands)


             1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             Property Acquired - The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of University Club Tower (the "Property") a property acquired by Glenborough Realty Trust Incorporated (the "Company"), from University Club Tower Associates, an affiliate of the Company.

             Basis of Presentation - The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Property for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property; however, the Company is not aware of any material factors relating to the acquired Property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Property.

             These financial statements  have been prepared for the  purpose
             of  complying  with  certain  rules  and  regulations  of   the
             Securities and Exchange Commission.

             The financial information presented for the three months ended March 31, 1996 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Property.

             Revenue Recognition - All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

             2.     LEASING ACTIVITY

             The minimum future rental revenues from  leases in effect as of
             April   1,  1996,  for  the  remainder  of  1996  and  annually
             thereafter are as follows (in thousands)

                      Year                             Amount

                      1996 (nine months)            $   2,040
                      1997                              2,350
                      1998                              1,856
                      1999                              1,589
                      2000                              1,075
                      2001                                956
                      Thereafter                        6,450
                      Total                          $   16,316


             In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $32 (unaudited), $169, $50 and $64 for the three months ended March 31, 1996, and the years ended December 31, 1995, 1994 and 1993 respectively. Certain leases contain options to renew.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        GLENBOROUGH REALTY TRUST INCORPORATED



                              By: Glenborough Realty Trust Incorporated,




          Date:  July 29, 1996  /s/ Andrew Batinovich
                                Andrew Batinovich
                                Director, Executive Vice President,
                                Chief Operating Officer
                                and Chief Financial Officer
                                (Principal Financial Officer)



          Date:  July 29, 1996  /s/ Terri Garnick
                                Terri Garnick
                                Senior Vice President,
                                Chief Accounting Officer,
                                Treasurer
                                (Principal Accounting Officer)